UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2012

TYCO INTERNATIONAL LTD.

(Exact name of registrant as specified in its charter)

Switzerland	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836

(Commission

File Number)

Freier Platz 10

Schaffhausen, CH-8200 Switzerland

(Address of Principal Executive Offices, including Zip Code)

41-52-633-02-44

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 6, 2012, Tyco International Ltd. (“Tyco”) issued a press release announcing the record date and expected payment date for the distributions of shares of The ADT Corporation (“ADT”) and Tyco Flow Control International Ltd. (“Flow Control”). Assuming shareholder approval is obtained and all other conditions to the distributions are met, the distributions will be made on September 28, 2012 (the “distribution date”) to shareholders of record as of September 17, 2012 (the “record date”). In order for the distributions to occur, Tyco shareholders must vote to approve the distributions. To assure that the proxy is received in time to be voted, the proxy card must be completed and received, in the United States by 5:00 p.m. on September 16, 2012 by mail at Tyco International Ltd. c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 and in Switzerland by 5:00 p.m. on September 16, 2012, by hand or mail at Tyco International Ltd., Freier Platz 10, CH-8200 Schaffhausen, Switzerland. Shareholders who wish to appoint the independent proxy must deliver their proxy cards by 5:00 p.m. on September 14, 2012 by hand or mail at Dr. Harald Maag, Bratschi Wiederkehr & Buob, Attorneys-at-Law, Bahnhofstrasse 70, P.O. Box 1130, CH-8021, Zurich, Switzerland. A copy of the press release is attached hereto as Exhibit 99.1.

Additional Information

In connection with the proposed transactions, on or about August 6, 2012 Tyco mailed to its shareholders a definitive Proxy Statement. BEFORE MAKING ANY VOTING DECISION, TYCO’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and security holders may obtain, without charge, a copy of the Proxy Statement, as well as other relevant documents containing important information about Tyco at the SEC’s website (http://www.sec.gov/). You may also read and copy any reports, statements and other information filed by Tyco at the SEC public reference room at 100 F Street, N.E., Washington DC 20549. Please call the SEC at 1-800-SEC-0330 for further information.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being filed herewith:

Exhibit	Description

99.1	Press release of Tyco International Ltd., dated September 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 6, 2012	TYCO INTERNATIONAL LTD.

	By:	/s/ Judith A. Reinsdorf
	Name:	Judith A. Reinsdorf
	Title:	Executive Vice President and General Counsel

TYCO INTERNATIONAL LTD.

Exhibit Index to Current Report on Form 8-K

Dated September 6, 2012

Exhibit Number	Description

99.1	Press release of Tyco International Ltd., dated September 6, 2012.